AMENDMENT
AND
RESTATEMENT
LETTER
TO
THE
ORIGINAL
GENERAL
BANKING
FACILITY
AGREEMENT AND FACILITY LETTER
1 RECORDAL
The parties record that:
1.1.
FIRSTRAND BANK
LIMITED (Reg.
No. 1929/001225/06)
(“the
Bank
”) has
made certain
general
banking facilities (the “ Facilities
’) available to Lesaka
Technologies
Proprietary Limited, (Reg. no.
2002/031446/07), Lesaka
Cash Management
Proprietary Limited
(previously named
“Cash Connect
Management
Solutions
Proprietary
Limited”)
(Reg.
no.
2006/010530/07),
Easy
Pay
Financial
Services Proprietary
Limited (Reg.
No. 1998/020799/07),
Adumo (RF)
Proprietary Limited
(Reg. No.
2017/540380/07),
Lesaka
Alternative
Digital
Products
Proprietary
Limited
(previously
named
" EasyPay Proprietary Limited ") (Reg. no. 1983/008597/07), Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street 1723 Proprietary Limited") (Reg. no. 2019/300711/07) and
Lesaka
Cash
Rentals
Proprietary
Limited
(previously
named
"Cash
Connect
Rentals
Proprietary
Limited") (Reg. no. 2009/007139/07)
(
“the Original WCF Borrowers” ) under the General Banking
Facility Agreement,
with Facility Letter
no: CM/02/Lesaka/2025,
concluded on/or about
27 February
2025,
as
amended
by
the
First
Addendum
to
General
Banking
Facility
Letter
No.
CM/02/Lesaka/2025,
concluded
on
or
about
16
July
2025
(together
“
the
Original
WCF
Agreement ").
1.2.
The
Original
Borrowers and
the
Bank
have
agreed
to
make
certain
amendments to
the
Original
WCF Agreement by, inter alia,
adding Additional WCF Borrowers
as Borrowers and
by increasing
and amending the Facility Amounts of the Facilities.
2
AMENDMENT AND RESTATEMENT
OF THE ORIGINAL WCF AGREEMENT
Accordingly, the Bank and the Original WCF Borrowers agree
that the Original WCF Agreement
shall be
amended and restated
in the form
set out in
Schedule 1 hereto
(the
Amended and Restated
General
Banking Facilities Agreement ),
with effect from the date on
which the Amended and
Restated General
Banking Facilities Agreement becomes unconditional in accordance with its terms
.
The Original WCF Agreement remains of force and effect
and is not novated but is being
amended and
restated pursuant to the Amended and Restated General Banking
Facilities Agreement.
Exhibit 10.52

SCHEDULE 1
AMENDED AND RESTATED
GENERAL BANKING FACILITIES
AGREEMENT
Facility letter no: CM/03/Lesaka/2026
27 March 2026
The Directors
Lesaka Technologies
Proprietary Limited
4th Floor President Place
Cnr. Jan Smuts Avenue & Bolton Road, Rosebank
Johannesburg
South Africa
2196
Attention:
Daniel Smith (Group Chief Financial Officer)
GENERAL BANKING FACILITIES AGREEMENT
FIRSTRAND
BANK
LIMITED
(Reg.
No.
1929/001225/06)
(“
the
Bank
”),
has
pleasure
in
offering
Lesaka
Technologies
Proprietary Limited,
registration number
2002/031446/07 and
each entity
which has
executed
this Amended and Restated General
Banking Facilities Agreement (also referred to
herein as the “
Amended
and
Restated
General
Banking
Facilities
Agreement
”),
(individually
"
the
Borrower
”,
collectively
“
the
Borrowers ”), the general banking facilities described below (“ the Facilities ” and each a “ Facility ”) , subject to the terms and conditions set out in this Amended
and Restated General Banking Facilities Agreement
and the
Bank’s General Terms
and Conditions Version GTC0118NS
(“ the GTC’s ”).
RECORDAL: COMMON TERMS AGREEMENT
Utilisation of the Facilities
recorded in this Amended
and Restated General Banking Facilities
Agreement are
subject to the terms
and conditions of the
amended and restated common terms
agreement concluded on or
about
27
February
2026
between,
amongst
others,
Lesaka
Technologies,
Inc.
(as
Holdco),
the
Term/RCF
Borrower (as borrower), FirstRand
Bank Limited (acting through its
Rand Merchant Bank division) (
RMB ) (as
original
senior
lender),
Investec
Bank
Limited
(acting
through
its
Investment
Banking
Division:
Corporate
Solutions)
(as
original senior
lender) (
Investec
), RMB
(as
facility
agent) (
Facility Agent
),
RMB (as
original
WCF lender), FirstRand
Bank Limited (acting
through its WesBank
division) and Bowwood
and Main No
408
(RF) Proprietary
Limited (as
debt guarantor),
as amended
from time
to time
(the “
CTA”
) (which
are incorporated
by reference herein. This Amended
and Restated General Banking
Facilities Agreement constitutes
a Finance
Document as defined in CTA.
Capitalised terms not otherwise defined herein shall bear the meaning ascribed to them in the CTA.

The obligation of the Bank to make the Facilities (or any of them) available under this Amended and Restated
General
Banking
Facilities
Agreement
and
to
allow
any
utilisation
under
any
of
the
Facilities
under
this
Amended and Restated General Banking Facilities Agreement,
and the right of each WCF
Borrower to utilise
any Facility under this Amended and Restated General Banking Facilities Agreement, are subject to fulfilment of the Additional Conditions Precedent (as defined below) and the Special Terms set forth below.
1 ADDITIONAL CONDITIONS PRECEDENT:
1.1
The
granting
and
continued
use
of
the
Facilities
as
set
forth
in
this
Amended
and
Restated
General
Banking
Facilities
Agreement
is
subject
to
the
following
Additional
Conditions
Precedent being satisfied, to the satisfaction and/or waiver of the Bank (as the case may be):-
1.2
The Bank
being provided
with copies
of all
the Lenders’
approval to
the addition
of the
Additional
WCF Borrowers, as contemplated in clause 27.2.1.1 of the CTA;
1.3
Each
Additional WCF
Borrower
providing the
Bank and
the
Facility Agent
with
an
Accession
Letter,
substantially in the form
set out in
Part II of
Annexure D (Forms of
Accession Letter) of
the CTA;
1.4
The
Bank
being
provided
with
a
fully
executed
amendment
letter
to
the
CTA
(the
"
CTA
Amendment Letter "), duly entered into by each Party to it;
1.5
The Bank being provided
with a copy of
a special resolution duly
passed by the holders
of the
issued
shares
of
each
Obligor,
WCF
Borrower
and/or
Security
Provider
authorising
it,
for
all
purposes required under section 45 of the Companies Act, to provide the "financial assistance"
that may
arise as
a result of
its entry
into the
Amendment Letter,
this Amended and
Restated
General Banking Facilities
Agreement and the
Accession Letter
(as applicable) (collectively, the
" New Finance Documents ");
1.6
The Bank
being provided
with a
copy of
a resolution
of the
board of
directors of
each Obligor
and
Security
Provider
and
Additional
WCF
Borrower
which
is
a
party
to
a
New
Finance
Document, to the extent applicable -
1.6.1
approving
the
terms
of,
and
the
transactions
contemplated
by,
the
New
Finance
Documents,
to
which
it
is
a
party
and
resolving
that
it
execute
the
New
Finance
Documents to which it is a party;
1.6.2
authorising it,
for all
purposes required
under sections
45 and/or
46 of
the Companies
Act (as
applicable), to provide
the "financial assistance"
and to make
any "distribution"
that may
arise as
a result
of its
entry into the
New Finance
Documents to which
it is
a
party;

1.6.3
authorising
a
specified person
or
persons to
execute the
New
Finance Documents
to
which it is a party on its behalf; and
1.6.4
authorising
a
specified
person
or
persons,
on
its
behalf,
to
sign
and/or
despatch
all
documents and notices
to be signed and/or
despatched by it under
or in connection with
the New Finance Documents to which it is a party.
1.7
The Bank being
provided with fully
executed Amended and
Restated General Banking
Facilities
Agreement,
duly entered into by each Party to it.
1.8
The Bank being provided with:-
1.8.1
A legal
opinion of
Werksmans Inc,
legal advisers to
the Finance
Parties, addressed to
the
Facility
Agent
for
and
on
behalf
of
the
Finance
Parties,
substantially
in
the
form
distributed to the Original Senior Lenders prior to signing
this Agreement in respect of:
1.8.1.1
the legality, validity and enforceability of the New Finance Documents;
and
1.8.1.2
the
capacity,
powers and
authority
of
Additional WCF
Borrowers, the
Obligors
and other Security Providers which are party to the New Finance Documents, to enter into and perform their
obligations under the New Finance
Documents and
the due execution of those documents.
1.8.2
A legal opinion of [McDermott Will & Emery,
LLP], legal advisers to the Finance Parties
in the US]
and in the
State of Florida
addressed to the
Facility Agent for
and on behalf
of the
Finance Parties,
substantially in
the form
distributed to
the Original
Senior Lenders
prior to
signing this
Agreement, in
respect of
the capacity, powers
and authority
of Holdco
to enter into and
perform its obligations
under the New
Finance Documents to
which it is
a party and the due execution of those documents under Florida law.
1.9
The Bank
being
provided with
a copy
of the
written notification
from the
Facility Agent
to the
Term/RCF
Borrower and the Lenders
that it has received (in
form and substance satisfactory
to
it) all the
documents and other evidence listed
in Part II
of Annexure B (Conditions
precedent)
of the CTA in relation to each Additional WCF Borrower.
2 FACILITIES
2.1.
Short Term Direct
Borrower/s:
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Lesaka Cash Management Proprietary Limited (previously named
“Cash
Connect Management Solutions Proprietary Limited”)
(Reg. no. 2006/010530/07)
Lesaka Merchant Solutions Proprietary Limited (previously named "Main
Street
1723 Proprietary Limited") (Reg. no. 2019/300711/07)

GAAP-Point-of-Sale Proprietary Limited (Reg. no. 1999/003571/07)
Facility Amount:
R1,082,203, 936
Utilisation:
General Banking Products.
Term
of Facility:
Demand Facility.
Special Terms:
The granting and continued use of this Short Term Direct facility is subject to the following conditions:
●
The utilisation of this Facility by Lesaka Cash Management Proprietary
Limited (previously named “Cash Connect Management Solutions
Proprietary Limited”)may not exceed R170,000,000;
●
The utilisation of this Facility by Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street 1723 Proprietary Limited")may not exceed R100,000,000;
●
The utilisation of this Facility by GAAP-Point-of-Sale Proprietary Limited may not exceed R10,000,000.
●
Within 5 (five) Business Days of the sale by Lesaka Capital Proprietary
Limited (previously named “Cash Connect Capital Proprietary Limited”)
and K2020 Proprietary Limited of a whole or part of their
merchant loan
book to Bank Zero Mutual Bank and the sale by Lesaka Financial
Services Proprietary Limited (previously named “EasyPay Financial
Services Proprietary Limited”) of the whole or part of its consumer loan book to Bank Zero Mutual Bank, this Facility will automatically, without further notice to the Borrower, reduce by R400,000,000 (four hundred million South African Rands) and the Borrower undertakes to
deposit
sufficient funds into their account so as to remain within the reduced
Facility Limit.
2.2.
Short Term Direct
Borrower/s:
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Lesaka
Cash
Management
Proprietary
Limited
(previously
named
“Cash
Connect Management
Solutions Proprietary
Limited”) (Reg.
no. 2006/010530/07)
Lesaka Merchant Solutions
Proprietary Limited (previously
named "Main Street
1723 Proprietary Limited") (Reg. no. 2019/300711/07)
Lesaka
Payments
Proprietary
Limited
(previously
named
"Adumo
Payments
Proprietary Limited") (Reg. no. 2015/427833/07)
GAAP-Point-of-Sale Proprietary Limited (Reg. no. 1999/003571/07)

Lesaka
Utilities
Proprietary
Limited
(previously
named
"Recharger
Proprietary
Limited") (Reg. no. 2022/218906/07)
Facility Amount:
R7,500,000 (seven million five hundred thousand Rand).
Utilisation:
Corporate Credit Cards.
Term
of Facility:
Demand Facility.
Special Terms:
The granting and continued use of this Short Term Direct facility is subject to the following conditions:
●
The utilisation of this Facility by Lesaka Technologies Proprietary may not exceed an aggregate amount of R2,100,000;
●
The utilisation of this Facility by Lesaka Cash Management Proprietary
Limited (previously named “Cash Connect Management Solutions
Proprietary Limited”),
may not exceed R1,000,000;
and
●
The utilisation of this Facility by Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street 1723 Proprietary Limited")
may
not exceed R1,500,000.
●
The utilisation of this Facility by Lesaka Payments Proprietary Limited
(previously named "Adumo Payments Proprietary Limited") may
not
exceed R1,300,000.
●
The utilisation of this Facility by GAAP-Point-of-Sale Proprietary Limited may not exceed R1,500,000.
●
The utilisation of this Facility by Lesaka Utilities Proprietary Limited
(previously named "Recharger Proprietary Limited") may not exceed
R100,000.
2.3.
Short Term Direct
Borrower/s:
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Facility Amount:
R12,000,000 (twelve million Rand).
Utilisation:
Auto Cards.
Term
of Facility:
Demand Facility.
2.4.
Short Term Direct

Borrower/s:
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Lesaka Cash Management Proprietary Limited (previously named
“Cash
Connect Management Solutions Proprietary Limited”)
(Reg. no.
2006/010530/07)
Lesaka Merchant Solutions Proprietary Limited (previously named "Main
Street
1723 Proprietary Limited") (Reg. no. 2019/300711/07)
GAAP-Point-of-Sale Proprietary Limited (Reg. no. 1999/003571/07)
Lesaka Payments Proprietary Limited (previously named "Adumo
Payments
Proprietary Limited") (Reg. no. 2015/427833/07)
Facility Amount:
R23,500,000 (twenty three million five hundred thousand Rand).
Utilisation:
Fleet Cards.
Term
of Facility:
Demand Facility.
Special Terms:
The granting and continued use of this Short Term Direct facility is subject to the following conditions:
●
The utilisation of this Facility by Lesaka Technologies Proprietary
Limited, may not exceed R19,000,000;
●
The utilisation of this Facility by Lesaka Cash Management Proprietary
Limited (previously named “Cash Connect Management Solutions
Proprietary Limited”),
may not exceed R850,000;
●
The utilisation of this Facility by Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street 1723 Proprietary Limited")
may
not exceed R2,000,000.
●
The utilisation of this Facility by GAAP-Point-of-Sale Proprietary Limited may not exceed R1,500,000.
●
The utilisation of this Facility by Lesaka Payments Proprietary Limited
(previously named "Adumo Payments Proprietary Limited") may
not
exceed R150,000.
2.5.
Short Term Contingent
Borrower/s:
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Lesaka Cash Management Proprietary Limited (previously named
“Cash
Connect Management Solutions Proprietary Limited”)
(Reg. no. 2006/010530/07)
Lesaka Merchant Solutions Proprietary Limited (previously named "Main
Street
1723 Proprietary Limited") (Reg. no. 2019/300711/07)

Adumo Management Company Proprietary Limited
(Reg. no. 2021/147994/07)
Lesaka Alternative Digital Products Proprietary Limited (previously named
"EasyPay Proprietary Limited") (Reg. no. 1983/008597/07)
Facility Amount:
R4,700,000 (four million seven hundred thousand Rand).
Utilisation:
Guarantees.
Term
of Facility:
Demand Facility.
Special Terms:
The granting and continued use of this Short Term Contingent facility is subject thereto that.
●
Individual guarantees issued under this Facility must be in the format
acceptable to the Bank and may have expiry dates exceeding 12
(twelve) months from date of issue, alternatively same must provide for
notice of cancellation by the Bank with the notice period not to exceed
3
(three) months, unless otherwise advised by the Bank in writing;
●
The utilisation of this Facility by Lesaka Cash Management Proprietary
Limited (previously named “Cash Connect Management Solutions
Proprietary Limited”),
may not exceed R850,000; and
●
The utilisation of this Facility by Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street 1723 Proprietary Limited")
may
not exceed R2,350,000.
●
The utilisation of this Facility by Adumo Management Company
Proprietary Limited may not exceed R1,500,000.
2.6.
Long Term Contingent
Borrower/s:
Lesaka Cash Management Proprietary Limited (previously named
“Cash
Connect Management Solutions Proprietary Limited”)
(Reg. no. 2006/010530/07)
Lesaka Merchant Solutions Proprietary Limited (previously named "Main
Street
1723 Proprietary Limited") (Reg. no. 2019/300711/07)
Lesaka Alternative Digital Products Proprietary Limited (previously named
"EasyPay Proprietary Limited") (Reg. no. 1983/008597/07)
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Facility Amount: R57,697,064
Utilisation: Financial guarantees.
Term
of Facility:
Demand Facility.

Special Terms:
The granting and continued use of this Long Term Contingent facility is subject thereto that:-
●
Individual
guarantees
issued
under
this
Facility
must
be
in
the
format
acceptable to the Bank;
●
The
utilisation of
this
Facility by
Lesaka Cash
Management Proprietary
Limited
(previously
named
“Cash
Connect
Management
Solutions
Proprietary Limited”),
may not exceed R2,000,000;
and
●
The utilisation
of this
Facility by
Lesaka Merchant
Solutions Proprietary
Limited
(previously
named
"Main
Street
1723
Proprietary
Limited")may
not exceed R4,000,000.
●
The
utilisation
of
this
Facility
by
Lesaka
Alternative
Digital
Products
Proprietary
Limited
(previously
named
"EasyPay
Proprietary
Limited")
may not exceed R31,697,064.
2.7.
Short Term Pre-Settlement
Borrower/s:
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Lesaka Cash Management Proprietary Limited (previously named
“Cash
Connect Management Solutions Proprietary Limited”)
(Reg. no. 2006/010530/07)
Facility Amount:
R14,000,000 (fourteen million Rand) (margined).
Utilisation:
Forward Exchange Contracts.
Term
of Facility:
Demand Facility.
Special Terms:
The granting and continued use of this Short Term Pre-Settlement facility is subject thereto that:
●
The utilisation of this Facility by Lesaka Cash Management Proprietary
Limited (previously named “Cash Connect Management Solutions
Proprietary Limited”) may not exceed R2,000,000;
and

●
The utilisation of this Facility by Lesaka Technologies Proprietary Limited may not exceed R12,000,000.
2.8.
Settlement
Borrower/s:
Lesaka Technologies Proprietary Limited (Reg. no. 2002/031446/07)
Lesaka Cash Management Proprietary Limited (previously named
“Cash
Connect Management Solutions Proprietary Limited”)
(Reg. no. 2006/010530/07)
Lesaka Alternative Digital Products Proprietary Limited (previously named
"EasyPay Proprietary Limited") (Reg. no. 1983/008597/07)
Lesaka Cash Rentals Proprietary Limited (previously named "Cash
Connect
Rentals Proprietary Limited")
Lesaka Payments Proprietary Limited (previously named "Adumo
Payments
Proprietary Limited") (Reg. no. 2015/427833/07)
GAAP-Point-of-Sale Proprietary Limited (Reg. no. 1999/003571/07)
Lesaka Merchant Technologies Proprietary Limited (previously named "Adumo
Technologies
Proprietary Limited") (Reg. no. 2000/029811/07)
Facility Amount:
R326,000,000 (Three hundred and twenty six million Rands).
Utilisation:
Settlement.
Term
of Facility:
Demand Facility.
Special Terms:
The granting and continued use of this Settlement facility is subject thereto that:
●
The total Facility Amount of
this Settlement Facility will
be made available for
utilisation by
the Borrower/s for
the first
6 (six)
days of
each month.
On the
7 th
day
of
each
month,
the
Facility
Amount
of
this
Settlement
Facility
will
automatically
reduce
to
R50,000,000
(fifty
million
Rand),
without
further
notice to the Borrower/s.
●
The utilisation
of this
Facility by
Lesaka Technologies Proprietary
Limited may
not exceed R291,000,000;
●
The
utilisation
of
this
Facility
by
Lesaka
Payments
Proprietary
Limited
(previously named "Adumo
Payments Proprietary Limited") may
not exceed
R30,000,000;
●
The utilisation of this Facility
by GAAP-Point-of-Sale Proprietary Limited
may
not exceed R2,000,000;
●
The utilisation
of this
Facility by
Lesaka Merchant
Technologies
Proprietary
Limited (previously
named "Adumo
Technologies
Proprietary Limited")
may
not exceed R3,000,000.
3 FURTHER SPECIAL TERMS TO THE FACILITIES.
2.1.
The
granting
and
use
of
the
Facilities
by
a
Borrower
is
subject
to
the
fulfilment
of
the
Additional
Conditions Precedent;

2.2.
The Borrowers and the
Bank agree that the
Single Balance Cash Management
Scheme (as defined
in the GTC’s) shall apply
in respect of the Borrower’s
Demand Deposit Accounts
except for those that
are excluded by agreement.
3. TERMS AND CONDITIONS APPLICABLE TO THE FACILITIES
3.1.
Subject
to
2.2
below,
the
provisions
of
the
GTC’s
(GTC0119NS)
are
incorporated
herein
and
shall
apply to each Facility and its utilisation.
3.2.
The following provisions
of the CTA are incorporated
mutatis mutandis by
reference into this
Amended
and
Restated
General
Banking Facilities
Agreement
and
shall
apply
to
the
Facilities
as
if
repeated
herein in full:
3.2.1
Clause 8.1 to clause 8.3 (Prepayment and Cancellation).
3.2.2
Clause 15 (Tax Gross-Up, Tax
Indemnity)
3.2.3
Clause 16 (Changes in Costs);
3.2.4
Clause 22 (Information Undertakings);
3.2.5
Clause 24 (General Undertakings); and
3.2.6
Clause 25 (Events of Default).
Neither the expiry or
termination of any provision
of the CTA nor the repayment of
the indebtedness or
cancellation
of
the
commitments
thereunder
shall
affect
the
operation
and/or
enforceability
of
any
provision
of
the
CTA
which
is
incorporated
by
reference
in
this
Amended
and
Restated
General
Banking Facilities Agreement and
such provision shall
remain of full
force and effect
as incorporated
in
this
Amended
and
Restated
General
Banking
Facilities
Agreement
as
though
such
expiry,
termination, repayment and/or cancellation has not occurred.
3.3
Utilisation of a Facility may be
also subject to the relevant Borrower
being required to conclude further
agreement(s) and/or
document(s) in
relation to
specific banking
products (“
Transaction Annexure/s ”).
3.4
Any inconsistency
between the
provisions of this
Amended and
Restated General
Banking Facilities
Agreement,
the provisions of
the CTA
which is incorporated by
reference herein, the GTC’s
and/or a
Transaction Annexure will be resolved by applying the following (descending) order of preference:
3.4.1
a/the Transaction Annexure/s;
3.4.2
This Amended and Restated General Banking Facilities
Agreement;
3.4.3
the CTA; and

3.4.4
the GTC’s.
3.12
For so long
as the
provisions of
the CTA apply to
the Amended
and Restated
General Banking
Facilities
Agreement,
the following provisions of the CTA will override the following provisions of the GTC's:
3.12.1
Clause 15 (Tax Gross-up and indemnities) of the CTA
replaces clauses 7.2 and 7.3 of the GTC's;
3.12.2
Clause 21 (Representations) of the CTA replaces clause 9 (Warranties) of the GTC's;
3.12.3
Clauses 22 (Information
Undertakings), 23
(Financial Covenants)
and 23 (General
Undertakings) of
the
CTA replaces clause 10 (Undertakings) of the GTC's;
3.12.4
Clause 16 (Changes
in Costs) of
the CTA replaces Clause
11 (Change in Circumstances)
of the GTC's;
3.12.5
Clause 8.3
(Mandatory prepayment
– change
of control
or transfer
of business)
of the
CTA
replaces
Clause 13 (Change in Control) of the GTC's;
3.12.6
Clause 25 (Events of Default) of the CTA replaces Clause 14 (Events of Defaults of the GTC's);
3.12.7
Clause 35 (Notices) of the CTA
replaces Clause 17 (Notices and Addresses for Legal Proceedings) of
the GTC's;
3.12.8
Clauses 24.20
(Environmental Matters)
replaces clause
23 (Environmental
Responsibility) of
the GTC's;
3.12.9
Clause 26 (Changes to Lenders) replaces clause 22.2 of the GTC's;
3.12.10 Clause 19 (Costs and Expenses) of the CTA replaces clause 25 (Costs) of the GTC's; and
3.12.11 Clause 37 (Confidentiality) of the CTA replaces clause 26 (Disclosures and Privacy) of the GTC's.
3.13.
In
amplification
of
the
above,
where
any
definition
(including
the
events
of
default),
representation,
warranty or
undertaking is
reflected or
given in
more than
one of
the above
documents in
respect of
substantially the same
matter, the
definition, event of
default, representation, warranty or
undertaking
reflected or
given in
a particular
document will apply
to the
exclusion of
(and not
co-extensively with)
the corresponding definition, representation,
warranty or undertaking given
in any document below it
in
the order of preference stated above.
3.14
Words and phrases defined in the GTC’s shall bear the same
meaning assigned to them when used in
this Amended and Restated General Banking Facilities Agreement
unless the contrary is indicated.
4. DEBT GUARANTOR AND RELATED SECURITY
4.1 The Facilities
shall be secured,
inter alia
, by all
the Security Documents
and guarantees required
under the
CTA,
including but not limited to the following:

4.1.1
Security Cession & Pledge;
4.1.2
The Holdco Cession & Pledge;
4.1.3
The Transaction Security (Annexure G of the CTA);
4.1.5
the Guarantee and Indemnity set out in clause 20 of the CTA;
and
4.1.6
The Debt Guarantee.
5. FINANCIAL COVENANTS
5.1.
The Borrower shall ensure
that for the
duration of each Facility,
the Financial Covenants as
provided
for in clause
23 of
the CTA are
maintained, with
the same
measurement periods
as provided
for therein
being applied.
5.2.
In
the
event
that
the
CTA
is
settled
or
terminated
prior
to
the
termination
of
any
Facility,
the
Bank
reserves the right to amend or continue to
apply the Financial Covenants to the Facilities.
In the event
of the
Borrower not
accepting any
such amended
financial covenants the
Bank reserves
the right
to
cancel
the
Facilities
whereupon
all
amounts
outstanding
under
the
Facilities
will
become
due
and
payable.
6.
AVAILABILITY
OF THE FACILITY
6.1
Subject
to
the
terms
of
this
Amended
and
Restated
General
Banking
Facilities
Agreement,
each
Facility shall
be made
available by
the
Bank to
the relevant
Borrower as
and when
required by
the
Borrower, provided that:
6.1.1
the aggregate of all amounts utilised under each Facility at any time shall not, at any time exceed the
facility limit of that Facility;
6.1.2
the aggregate amount
of the face
value of any
guarantees and/or letters
of credit
issued against the
relevant Facilities
and which
remain in
issue and
all amounts
utilised under
the relevant
Facilities at
any time in
the form
of guarantees
and/or letters
of credit
shall not,
at any
time exceed
the facility
limits;
and
6.1.3
save
for
the
requirement
for
the
delivery
of
any
drawdown
or
other
request
in
connection
with
the
utilisation of
any Facility
and save
for an
Event of
Default or
a breach
of any
of the
terms and
conditions
of this Amended
and Restated
General Banking Facilities
Agreement or the
CTA,
the Initial Conditions
Precedent have then been satisfied (or waived by the Bank in writing).
7. EVENT OF DEFAULT

7.1.
If
an
Event
of
Default
has
occurred
and
is
continuing
the
Bank
shall
have
the
right
to
immediately
suspend and cancel each Facility, and, without prejudice to any other rights which the Bank may have
pursuant to the
CTA
or at law,
to require the
Borrower to immediately
repay all amounts
outstanding
under each Facility in terms of this Amended and Restated General
Banking Facilities Agreement.
7.2.
Should any
Borrower at
any
time
become obliged
to
make
any mandatory
prepayments (under
the
provisions of
clause 8
of the
CTA)
or to
pay any
or all
amounts outstanding
on any
or all
of the
Facilities,
then that Borrower
shall on the
date on which
that Borrower becomes
liable to make
such payments
place on
deposit in
an interest
bearing account with
the Bank
an amount equal
to all
contingent and
pre-settlement exposure
(including but
not limited
to guarantees
and/or forward
exchange contracts
liabilities) of the
Bank under the
Facilities which are
not yet due
and payable. Should
any deposit be
made
as
aforesaid,
that
Borrower
hereby
pledges
and
cedes
(but
not
an
out
and
out
cession)
all
amounts so deposited
and all rights
in and to
such account to
the Bank as
continuing covering security
for that Borrower's
obligations with regard
to such liabilities,
provided that in
the event of
such liabilities
ceasing to
exist, the
amount of
the deposit
that would
not be
required to
discharge the
liability shall
thereupon be returned to the relevant Borrower.
8. REPAYMENT
8.1.
Notwithstanding the provisions of clause 7 above, where a Facility is a demand facility, the Bank may
at any time, by way of written notice:
8.1.1.
demand
immediate
repayment
and/or
performance
by
the
Borrowers
of
all
amounts
and/or
all obligations owing to the Bank under the Facilities; and/or
8.1.2.
immediately terminate the Facilities;
and in any
such event the
Borrowers shall be
obliged to immediately
repay all amounts
owing under
the Facilities and/or to immediately perform all
its obligations under the Facilities, as the
case may be.
8.2.
Notwithstanding clause 8.1,
the Bank
may in
its discretion
require repayment
or performance
by the
Borrowers of
their obligations
or termination
of the
Facilities at
such later
date as
may appear
in the
notice.
8.3.
All
payments
and/or
monies
received
by
the
Bank
shall
be
appropriated
firstly
in
settlement
of
the
Bank’s costs
and fees,
thereafter to
the arrear
or penalty
interest (if
any), thereafter
to interest,
and
thereafter the
balance (if
any) to
the principal
debt due
and/or owing
to the
Bank, provided
that the
longest outstanding principal debt due and/or owing shall
be settled first.

8.4.
The Bank shall
have the right
to debit to
an account at
the Bank in
the name of
any Borrower any
costs
and fees for which the Borrowers are liable and all amounts paid by the Bank for and on behalf of the
Borrowers pursuant to the provision
of the Facilities, as
well as any interest
(including penalty interest)
accruing on the Facilities, in terms of the Facility Terms and Condition.
9. EXISTING AGREEMENTS AND ROLLOVER
a)
The Parties
record that
the Bank
has made
facilities available
to the
Original WCF
Borrowers under
the
Original
WCF
Agreement.
The
Parties
agree
that,
subject
to
the
fulfilment
of
the
Additional
Conditions Precedent (as defined herein) to
the satisfaction of the Bank, with
effect from the date
on
which
this
Amended
and
Restated
General
Banking
Facilities
Agreement
becomes
unconditional
in
accordance
with
its
terms,
any
utilisation
under
the
Original
WCF
Agreement
shall
be
deemed
to
be
a
utilisation
under
the
corresponding
Facility
under
this
Amended
and
Restated General Banking
Facilities Agreement and
shall be subject
to the terms
and conditions of
this Amended and
Restated General
Banking Facilities
Agreement, as
read with
the GTC’s and
the
CTA.].
10. PRICING AND COMMITMENT FEES
10.1.
Pricing (including applicable
interest rates, commitment
fees and
other pricing) will be
in accordance
with the
Bank's usual
fees in
force from
time to
time, save
to the
extent that
the Bank
and the
Borrowers
have agreed otherwise in terms of a written pricing schedule or agreement (“t
he Pricing Letter ”).
10.2.
Commitment Fee effective
date: where a
commitment fee
is payable
on any Facility
in accordance
with
the terms of this Amended
and Restated General Banking Facilities Agreement
or a separate Pricing
Letter,
such fee
is effective
and payable
from the
date the
Bank makes
the
Facility available
to
the
Borrower.
This
applies
equally
to
any
increase,
temporary
increase
or
seasonal
increase
and
temporary facility which the Bank may make available.
10.3.
The
initial
pricing
on
the
Facility listed
in
clause 1.1
above
will
be
set
out
below,
but
subject to
the
Bank’s annual pricing review:
Interest Rate:
Prime Rate less
50bps (fifty basis points).
In
this
regards
“Prime
Rate”
means
the
interest
rate
from
time
to
time
published by the
Bank as being
its prime overdraft
rate, calculated on
a
365
(three
hundred and
sixty-five)
day year
irrespective of
whether the
applicable year
is a leap
year,
as certified
by any manager
of the
Bank,
whose appointment and designation need not be proven.

Interest
will
be
levied
at
the
Interest
Rate
and
compounded
monthly.
Interest
shall
be
calculated
on
the
daily
outstanding
balance
and
capitalised monthly in arrears.
Commitment Fee: 70bps
(seventy
basis
points)
per
annum
(excluding
VAT
),
where
utilisation
of
this
Facility
is
less
than
90%,
will
be
calculated
daily
and
payable monthly in arrears.
Annual Review Fee: 15bps
(fifteen basis points) (excluding VAT
).
Capital Holding Fee: 94bps
(ninety
four
basis
points)
(excluding
VAT)
per
annum,
on
the
Facility
Amount
as
described in
clause
1.1
above, calculated
daily and
payable monthly in arrears.
Upfront Fee: R3,000,000
(three million South African Rands) (excluding VAT).
11. ACCEPTANCE
Although the Bank intends to review the Facilities annually, the Bank may conduct the review at any time.
This Amended and
Restated
General Banking Facilities Agreement,
if accepted, will
be in substitution
of
and not in addition to all previous Facility Letters provided to the
Borrowers.
Please
acknowledge
your
agreement
to
the
above
by
signing
the
two
originals
of
this
Amended
and
Restated
General Banking Facilities Agreement and initialling the GTC’s and returning one of each to
us.
You should retain the other duplicate original for yourself.
This Amended
and Restated
General Banking
Facilities Agreement
may be
executed in
any number
of
counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy
of the Amended and Restated General Banking Facilities Agreement.
We thank you for your support and look forward to conducting business with you in future.
Yours faithfully
For and behalf of: FirstRand Bank Limited
(acting through its Rand Merchant Bank division).

/s/ Wally Laurens /s/ Shaun de Sousa
Authorised signatory Authorised signatory

Accepted at Rosebank this 27 day of March 2026.
For and on behalf of: Lesaka Technologies Proprietary Limited
(Reg. No. 2002/031446/07)
Daniel Luke Smith
Full name of duly authorised signatory
Full name of duly authorised signatory
Group Chief Financial Officer
Capacity / Office
Capacity / Office
/s/ Daniel Smith
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)

For and on behalf of: Lesaka Cash Management Proprietary Limited
(previously named “Cash Connect Management Solutions Proprietary
Limited”)
(Reg. no. 2006/010530/07)
Naeem Kola______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Director______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Naeem Kola
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority

For and on behalf of:
Lesaka Alternative Digital Products Proprietary Limited
(previously named "EasyPay Proprietary Limited")
(Reg. no. 1983/008597/07)
Daniel Smith______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Group Chief Financial Officer______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Daniel Smith
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)

For and on behalf of: Lesaka Merchant Solutions Proprietary
Limited
(previously named "Main Street 1723 Proprietary Limited")
(Reg. no. 2019/300711/07)
Daniel Smith______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Group Chief Financial Officer______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Daniel Smith
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority

For and on behalf of: Lesaka Cash Rentals Proprietary Limited
(previously named "Cash Connect Rentals Proprietary Limited")
(Reg. no. 2009/007139/07)
Daniel Smith______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Group Chief Financial Officer______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Daniel Smith
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)

For and on behalf of: GAAP-Point-of-Sale Proprietary Limited
(Reg. no. 1999/003571/07)
Daniel Smith______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Group Chief Financial Officer______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Daniel Smith
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)

For and on behalf of:
Lesaka Payments Proprietary Limited
(previously named "Adumo Payments Proprietary Limited")
(Reg. no. 2015/427833/07)
Seth Angel______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
CFO - Merchant______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Seth Angel
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)

For and on behalf of: Lesaka Merchant Technologies Proprietary Limited (previously named
"Adumo Technologies Proprietary Limited") (Reg. no. 2000/029811/07)
Daniel Smith______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Group Chief Financial Officer______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Daniel Smith
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)

For and on behalf of: Adumo Management Company Proprietary Limited
(Reg. no. 2021/147994/07)
Daniel Smith______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Group Chief Financial Officer______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Daniel Smith_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)

For and on behalf of:
Lesaka Utilities Proprietary Limited
(previously named "Recharger Proprietary Limited")
(Reg. no. 2022/218906/07)
Naeem Kola______________________________
________________________________
Full name of duly authorised signatory
Full name of duly authorised signatory
Director______________________________
________________________________
Capacity / Office
Capacity / Office
/s/ Naeem Kola
_________________________________
__________________________________
Signature (who warrants his/her authority)
Signature (who warrants his/her authority)